DELAWARE GROUP INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund

Supplement to the Funds' Prospectuses
Dated November 28, 2005

The following replaces the second footnote in the section entitled "Dealer Compensation" on page 17 of the Funds' Class A * Class B * Class C * Class R Prospectus:

On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A (currently limited to 0.25% through November 30, 2006).

The following supplements the information in the section entitled "Investing in the Fund" under "About your account" on page 15 of the Funds' Institutional Class Prospectus:

-Programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

This Supplement is dated December 15, 2005.